U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: July 18, 2006


                      NATURALLY ADVANCED TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


 British Columbia, Canada              0-50367                    98-0359306
(State or other jurisdiction    (Commission file no.)           (IRS Employer
       of Incorporation)                                     Identification No.)


                              1307 Venables Street
                  Vancouver, British Columbia, Canada, V5L 2G1
                    (Address of Principal Executive Offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

         On July 11, 2006, an annual meeting of our shareholders (the "Meeting") was held for the following purposes: (i) to ratify and approve the prior actions, deeds and conduct of our Board of Directors; (ii) to approve and ratify the appointment of Dale Matheson Carr-Hilton LaBonte, Chartered Accountants, as our independent public accountant and auditor, and authorize the Board of Directors to fix the auditors' remuneration; and (iii) to elect the following nominees to the Board of Directors: Jerry Kroll, Jason Finnis, Larisa Harrison, Robert Edmunds, Guy Prevost, and Kenneth C. Barker. We distributed an Information Circular dated May 20, 2006 and supporting documentation, including a proxy, to our shareholders.

         Only shareholders of record at the close of business on May 25, 2006 (the "Record Date") were entitled to notice or and to vote the shares of common stock held by them on such date at the Meeting or any and all adjournments thereof. As of the Record Date, an aggregate 17,300,151 shares of common stock were outstanding. There was no other class of voting securities outstanding at that date. Each share of common stock held by a shareholder entitled such shareholder to one vote on each matter that was voted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding share of common stock was necessary to constitute a quorum at the Meeting. Assuming that a quorum was present, the affirmative vote of the holders of a majority of the shares of common stock outstanding was required to approve the matters presented for approval at the Meeting.

         On July 11, 2006, the Meeting of shareholders was held with the resulting votes cast either in person or proxy as below:

         1. Approval and ratification of the acts of our Board of Directors.


             For                                                      8,731,688
             Against                                                          0
             Abstain                                                          0
             Broker non-vote                                                  0

         2. Approval and ratification of the appointment of Dale Matheson Carr-Hilton LaBonte, Chartered Accountants, as our independent public accountants.


             For                                                      8,731,688
             Against                                                          0
             Abstain                                                          0
             Broker non-vote                                                  0

         3. Approval of the election of the members of our Board of Directors. Jerry Kroll, Jason Finnis, Larisa Harrison, Robert Edmunds, Guy Prevost, and Kenneth C. Barker were elected members to our Board of Directors to hold office until our next annual general meeting or until their successors are elected or appointed subject to the provisions of our constating documents.




                                                         NUMBER OF SHARES

                                                      FOR             WITHHELD

             Jerry Kroll                         8,731,688                   0
             Jason Finnis                        8,731,688                   0
             Larisa Harrison                     8,731,688                   0
             Robert Edmunds                      8,731,688                   0
             Guy Prevost                         8,731,688                   0
             Kenneth Barker                      8,731,688                   0

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          NATURALLY ADVANCED TECHNOLOGIES, INC.

 Date: July 18, 2006                      By:   /s/ JERRY KROLL
                                             -----------------------------------
                                                    Jerry Kroll
                                                    Chief Executive Officer